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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

        The certification set forth below is being submitted in connection with this Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report") for the purpose of complying with Rule 13a-14b of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

        Stephen P.A. Fodor, Ph.D., the undersigned officer of Affymetrix, Inc. certifies that, to the best of such officer's knowledge, based upon a review of the Report, and as of the end of the period covered by the Report:

  1.
  the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Affymetrix, Inc.

/s/ STEPHEN P.A. FODOR Name: Stephen P.A. Fodor, Ph.D. Title: Chairman and Chief Executive Officer

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002